Commitments	12 Months Ended
Dec. 31, 2024
Commitments
Commitments

Note 25. Commitments

The Company enters into commitments which may have a minimum guarantee per contractual year. Additionally, as of December 31, 2024, Sportradar continues to have commitments relating to license payments for non-capitalized or not yet capitalized (i.e., license period has not started yet and advance payments have been already deducted) sports data or media rights licenses. License commitment payments will primarily be made in U.S. Dollars. The Company also has various contracts including one non-cancelable contractual commitment for five contractual years primarily related to network infrastructure and the Company’s data center operations. The following table shows commitments by the Company as of December 31, 2024 and 2023:

	As of December 31,
in €’000	2024	2023
less than one year	61,358	41,165
between more than one and less than two years	68,009	43,734
between more than two and less than three years	72,074	46,477
between more than three and less than four years	62,974	49,280
more than four years	36,547	39,241
Total	300,962	219,897

Commitments for licenses not yet capitalized amount to €142.2 million and €16.3 million as of December 31, 2024 and 2023, respectively.